UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 26, 2021

OXFORD IMMUNOTEC GLOBAL PLC
(Exact name of registrant as specified in its charter)

England and Wales
(State or other jurisdiction
of incorporation)

001-36200	98-1133710
(Commission File Number)	(IRS Employer Identification No.)

94C Innovation Drive, Milton Park, Abingdon OX14 4RZ, United Kingdom
(Address of principal executive offices)

Registrant’s telephone number including area code +44 (0) 1235 442780

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, £0.006705 nominal value per share	OXFD	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders

The information set forth in Item 5.07 regarding the Scheme Special Resolution is incorporated by reference into this Item 3.03. On February 26, 2021 the shareholders of Oxford Immunotec Global PLC, a public limited company incorporated in England and Wales (the “Company”), approved an amendment of the articles of association of the Company (the “articles of association”) to include a new article 234 after existing article 233 of the articles of association (the “Amendment”) and, subject to the Scheme (as defined below) becoming effective, to re-register the Company as a private limited company with the name “Oxford Immunotec Global Limited.”  The Amendment provides that (i) any Company Share (as defined in the Scheme) issued or transferred after such amendment and before the Scheme Record Time (as defined in the Scheme) will be subject to the Scheme or otherwise transferred to Bidco (as defined below) and/or its nominee (including any DR Nominee) and (ii) if any Company Share is issued or transferred to any person at or after such Scheme Record Time then such person will, provided the Scheme has become effective, be obliged to transfer all such Company Shares.

This description is a summary of the Amendment and is qualified in its entirety by reference to the full text of such Amendment, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

As previously announced, on January 7, 2021, the Company entered into an Implementation Agreement (the “Implementation Agreement”) by and among the Company, PerkinElmer, Inc., a Massachusetts corporation (“Bidder”), and PerkinElmer (UK) Holdings Limited, a private limited company incorporated in England and Wales and a wholly-owned subsidiary of Bidder (“Bidco”). Pursuant to the terms of the Implementation Agreement, Bidco has agreed to acquire the entire issued and to be issued share capital of the Company (the “Acquisition”) by means of a scheme of arrangement dated January 29, 2021 under Part 26 of the Companies Act 2006 (the “Scheme”) between the Company and the Company Scheme Shareholders (as defined in the Scheme).

On February 26, 2021, the Company held a court meeting (the “Court Meeting”) of such Company Scheme Shareholders convened by the High Court of Justice in England and Wales (the “Court”) and a general meeting of its shareholders convened for considering the shareholder resolution necessary to enable the Company to implement the Scheme (the “General Meeting”).

The final results of voting on each of the proposals submitted to a vote of the Company Scheme Shareholders at the Court Meeting and the Company’s shareholders at the General Meeting, each of which is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 29, 2021 (the “Proxy Statement”), are set forth below.

The total number of Company shares in issue at February 19, 2021 (the “Scheme Voting Record Time”), was 25,577,834. At the Scheme Voting Record Time, the Company held no shares in treasury. Therefore, the total voting rights in the Company at the Scheme Voting Record Time were 25,577,834.

The Scheme remains subject to sanction by the Court at a court hearing (“Court Sanction Hearing”), which is expected to take place on March 4, 2021, and the delivery of a copy of the court order to the Registrar of Companies. The Company expects that the Scheme will become effective on or about March 8, 2021.

Court Meeting

At the Court Meeting, the Company Scheme Shareholders voted on the following proposal, which was approved by the requisite vote of the Company Scheme Shareholders:

Scheme Resolution: to approve the Scheme, with or subject to any modification, addition or condition which the Company and Bidder may agree and which the Court may approve or impose, pursuant to which the Company Scheme Shares (as defined in the Scheme) will be acquired by Bidco and/or its nominee (including any DR Nominee).

For	Against
12,215,238	249
99.99%	0.01%

In addition, of the 11 Company Scheme Shareholders voting on the proposal, 11 Company Scheme Shareholders, or 91.67% percent of those voting, voted in favor of the Scheme and 1 Company Scheme Shareholders, or 8.33% percent of those voting, voted against the Scheme.

General Meeting

At the General Meeting, the Company’s shareholders voted on the following proposal, which was approved by the requisite vote of the Company’s shareholders:

Scheme Special Resolution:

i.	the directors of the Company be authorised to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect;

ii.	with effect from the passing of the Scheme Special Resolution, the articles of association be amended by the adoption and inclusion of the Amendment; and

iii.
subject to and conditional on the Scheme becoming effective, re-register the Company as a private limited company with the name “Oxford Immunotec Global Limited” and adopt new articles of association accordingly.

For	Against	Abstain
14,141,378	119	151
99.99%	0.01%

Item 8.01. Other Events

The Company previously announced in the Proxy Statement that the Court Sanction Hearing is currently expected to take place in March 2021, and that the Company expects the Scheme will become effective as soon as a copy of the court order has been delivered to the Registrar of Companies.

The Company expects that the Court Sanction Hearing will take place on March 4, 2021, and the Company expects that the Scheme will become effective on or about March 8, 2021.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

3.1	Amendment to the Articles of Association of the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Overseas Company shareholders

The release, publication or distribution of this Current Report on Form 8-K in jurisdictions other than the United Kingdom and the United States may be restricted by law and therefore any persons who are subject to the laws of any jurisdiction other than the United Kingdom or the United States (including Restricted Jurisdictions as defined below) should inform themselves about, and observe, any applicable legal or regulatory requirements. Any failure to comply with applicable legal or regulatory requirements of any jurisdiction may constitute a violation of securities laws in that jurisdiction. This information has been prepared for the purpose of complying with English law and the information disclosed may not be the same as that which would have been disclosed if this information had been prepared in accordance with the laws of jurisdictions outside the United Kingdom.

Copies of this Current Report on Form 8-K and any formal documentation relating to the Acquisition are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any jurisdiction where local laws or regulations may result in a risk of civil, regulatory or criminal exposure if information concerning the Acquisition is sent or made available to Scheme Shareholders in that jurisdiction (“Restricted Jurisdiction”), or any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction. Doing so may render invalid any related purported vote in respect of acceptance of the Acquisition.

If the Acquisition is implemented by way of a takeover offer (as that term is defined in section 974 of the Companies Act 2006) (“Offer”), the Offer may not (unless otherwise permitted by applicable law and regulation) be made, directly or indirectly, in or into or by use of the mails or any other means or instrumentality (including, without limitation, facsimile, e-mail or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or any facility of a national, state or other securities exchange of any Restricted Jurisdiction and the Acquisition will not be capable of acceptance by any such use, means, instrumentality or facilities or from within any Restricted Jurisdiction.

Further details in relation to Company Scheme Shareholders in overseas jurisdictions is contained in the Proxy Statement.

Notice to U.S. investors in the Company

The Acquisition relates to the shares of a United Kingdom company and is being made by means of a scheme of arrangement provided for under Part 26 of the Companies Act 2006 and subject to the proxy solicitation rules under the Securities Exchange Act of 1934 (the “Exchange Act”). The Acquisition, implemented by way of a scheme of arrangement, is not subject to the tender offer rules under the Exchange Act. If, in the future, Bidder exercises its right to implement the Acquisition by way of an Offer, subject to the terms of the Implementation Agreement, the Acquisition will be made in compliance with applicable United States laws and regulations.

It may be difficult for U.S. Company Scheme Shareholders to enforce their rights and any claim arising out of the U.S. federal securities laws, because the Company is located in a non-U.S. country, and some of its officers and/or directors are residents of a non-U.S. country. U.S. Company Scheme Shareholders may not be able to sue a non-U.S. company or its officers or directors in a non-U.S. court for violations of the U.S. securities laws. Further, it may be difficult to compel a non-U.S. company and its affiliates to subject themselves to a U.S. court’s judgment.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “intends,” “anticipates,” “plans,” “expects,” “projects,” “forecasts,” “will,” “may,” “could” and similar expressions, and references to guidance, are intended to identify forward-looking statements. Such statements are based on the management of each company’s current assumptions and expectations and no assurances can be given that their assumptions or expectations will prove to be correct. A number of important risk factors could cause actual results to differ materially from the results described, implied or projected in any forward-looking statements. These factors include, without limitation: the failure of all of the closing conditions of the proposed Acquisition to be satisfied, including the sanction of the Scheme by the High Court of Justice in England and Wales, which conditions may not be satisfied or waived; uncertainties as to the timing of the consummation of the Acquisition and the ability of each party to consummate the Acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the Implementation Agreement; the effect of the announcement or pendency of the proposed Acquisition on Bidder’s or the Company’s business, operating results, and relationships with customers, suppliers, competitors and others; risks that the proposed Acquisition may disrupt Bidder’s or the Company’s current plans and business operations; potential difficulties retaining employees as a result of the proposed Acquisition; risks related to the diverting of management’s attention from Bidder’s or the Company’s ongoing business operations; the outcome of any legal proceedings that may be instituted against the Bidder or the Company related to the Implementation Agreement or the proposed Acquisition; markets into which the parties sell products declining or not growing as anticipated; effect of the COVID-19 pandemic on sales and operations of the parties; fluctuations in the global economic and political environments; the ability of the parties to execute acquisitions (including the Acquisition) and license technologies, or to successfully integrate acquired businesses and licensed technologies; the failure of Bidder or the Company to maintain compliance with applicable government regulations; regulatory changes; the failure of Bidder or the Company to comply with healthcare industry regulations; economic, political and other risks associated with foreign operations; the ability to retain key personnel; significant disruption in information technology systems, or cybercrime; the ability of Bidder to obtain future financing; the United Kingdom’s withdrawal from the European Union; the ability of Bidder to realize the full value of the Company’s intangible assets; significant fluctuations in the stock price of Bidder or the Company; and other factors which are described under the caption “Risk Factors” in the most recent quarterly report on Form 10-Q and in other filings with the SEC of each of Bidder and the Company.

The information contained in Bidder’s filings with SEC, including in Bidder’s Form 10-K for the fiscal year ended December 29, 2019 identifies other important factors that could cause actual results to differ materially from those stated in or implied by the forward-looking statements in this Current Report on Form 8-K.

The information contained in the Company’s filings with SEC, including in the Company’s Form 10-K for the fiscal year ended December 31, 2019 identifies other important factors that could cause actual results to differ materially from those stated in or implied by the forward-looking statements in this Current Report on Form 8-K.

Bidder’s and the Company’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance upon forward-looking statements. We anticipate that subsequent events and developments will cause our views to change. However, while the Company or Bidder may elect to update these forward-looking statements at some point in the future, each of the Company and Bidder specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s or Bidder’s views as of any later date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2021

OXFORD IMMUNOTEC GLOBAL PLC

	By:	/s/ Matthew T E McLaughlin
		Name:	Matthew T E McLaughlin
		Title:	Chief Financial Officer